UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Thomas & Betts Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(2)	Form, Schedule or Registration Statement No.:

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Set forth below are copies of the following documents used or distributed by Thomas & Betts Corporation on January 30, 2012:
•	Employee Letter;
•	Segment Leaders-Senior Management Briefing Conference Call Script;
•	All Employee Meeting/Call Script;
•	Employee Talking Points for Senior Management;
•	Employee FAQ; and
•	Sales Force and Independent Rep Agencies FAQ.

January 30, 2012

Dear Thomas & Betts Employee,

I am very pleased to inform you that Thomas & Betts has agreed to be acquired by ABB ― a leading power and automation technology group based in Zurich, Switzerland ― for $72 per share in cash.

I am truly excited about this combination, which will provide significant opportunities for employees, distributors, suppliers and customers who stand to benefit from Thomas & Betts becoming part of a stronger global enterprise serving growing markets. Our two companies are extremely complementary; Thomas & Betts’ electrical components business and ABB’s control equipment constitute a stronger, more competitive low voltage product portfolio ― one of the broadest in the industry. The addition of Thomas & Betts also broadens ABB’s offerings with electrical power transmission towers and small commercial HVAC products that are both new to ABB, but relate to its core power and automation focus.

The transaction, which is still subject to approvals by Thomas & Betts’ shareholders as well as other conditions, will provide Thomas & Betts with significant opportunities for growth and expansion on a global scale. Thomas & Betts’ products will be distributed throughout ABB’s network in Europe and Asia and our North American network of distributors and wholesalers will gain access to ABB’s wide portfolio of products.

It is important to understand that Thomas & Betts and ABB will continue to operate as separate companies until the closing, expected in mid-2012. Once the transaction has closed, the new, independent Global Business Unit of ABB’s Low Voltage Products division will be led out of Memphis, Tennessee. ABB recognizes the value of our well-established brands and our high quality, experienced employees, and, as such, our management team will be responsible for managing the combined North America low voltage business to ensure continuity of our successful relationships with distributors, wholesalers and OEM customers.

Importantly, this combination is about growth. Any anticipated cost savings associated with the transaction are expected to come from sourcing and using ABB’s scale to achieve savings for Thomas & Betts’ purchasing ― not through the elimination of jobs.

As we move forward, it is important that we remain focused on continuing to deliver the level of quality and service our customers and distribution partners have come to expect from Thomas & Betts. We will keep you apprised of any developments as they occur and invite you to speak with your manager about any specific questions that you may have.

We thank you for your continued hard work and dedication throughout this period of transition.

Sincerely,

/s/Dominic Pileggi

Dominic Pileggi

Chairman & Chief Executive Officer of Thomas & Betts

FORWARD-LOOKING STATEMENTS:

This document includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and are subject to risks and uncertainties in our operations, business, economic and political environment. Forward-looking statements may be identified by the use of words such as “achieve,” “should,” “could,” “may,” ‘anticipates,” “expects,” “might,” “believes,” “intends,” “predict,” “will” and other similar expressions. These statements are based on the current expectations and beliefs of Thomas & Betts, and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to:  1) the possibility that the companies may be unable to obtain shareholder or regulatory approvals required for the merger; 2) the risk that a condition to closing of the proposed transaction may not be satisfied; 3) the Company’s and ABB’s ability to consummate the proposed merger, including the financing thereof; 4) the businesses may suffer as a result of uncertainties surrounding the merger; 5) the ability of the Company to retain and hire key personnel and maintain relationships with providers or other business partners; and 6) the industry may be subject to future regulatory or legislative actions and other risks that are described in SEC reports filed or furnished by Thomas & Betts and ABB. In addition, any statements regarding Thomas & Betts’ projected 2012 sales and earnings; the future demand for Thomas & Betts’ products and services, including the present spending trends by our customers; and Thomas & Betts’ future performance as delineated in our forward-looking guidance, and particularly our expectations with respect to sales and foreign exchange impact, constitute forward-looking statements. Such forward-looking statements are based on Thomas & Betts’ current expectations and beliefs and involve a number of risks and uncertainties that are difficult to predict and that may cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to:  the availability and cost of raw materials; changes in customer demand; loss of key personnel; changes in customer credit; changes in laws or governmental policies; interest rate and foreign currency exchange rate fluctuations; changes in tax regulations and laws; changes in generally accepted accounting principles; and changes in business, political or economic conditions due to the threat of future terrorist activity or acts of war in the U.S. or other parts of the world. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Thomas & Betts’ Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the SEC on February 16, 2011, as well as other filings the Company makes with the SEC.

Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Thomas & Betts. Thomas & Betts assumes no obligation and expressly disclaims any duty to update information contained in this filing except as required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT:

This document may be deemed to be solicitation material in respect of the proposed merger between Thomas & Betts Corporation and a subsidiary of ABB Ltd. In connection with the proposed merger, Thomas & Betts will file a preliminary proxy statement and a definitive proxy statement with the SEC. The information contained in the preliminary filing will not be complete and may be changed. Before making any voting or investment decisions, investors and security holders are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information about the proposed merger. The definitive proxy statement will be mailed to the shareholders of Thomas & Betts seeking their approval of the proposed merger. Thomas & Betts’ shareholders will also be able to obtain a copy of the definitive proxy statement free of charge by directing a request to:  Thomas & Betts Corporation, 8155 T&B Boulevard, Memphis, TN, 38125, Attention:  General Counsel. In addition, the preliminary proxy statement and definitive proxy statement will be available free of charge at the SEC’s website, www.sec.gov, or shareholders may access copies of the documentation filed with the SEC by Thomas & Betts on its website at www.tnb.com.

Thomas & Betts and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies of Thomas & Betts shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Thomas & Betts directors and executive officers by reading Thomas & Betts’ proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on March 11, 2011. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed by Thomas & Betts with the SEC in connection with the proposed merger when they become available.

Segment Leaders-Senior Management
Briefing Conference Call Script

●	Good morning and thank you for joining me so early for this important call.

●	At 11:00 pm CST last night, we issued a press release announcing that Thomas & Betts has agreed to be acquired by ABB, a leading power and automation technology company based in Zurich, Switzerland.

●	I wanted to take the opportunity to make sure our leadership team is unified as we communicate this important news to employees, customers, distributors, shareholders and other important stakeholders.

●
I am truly excited about this combination. Strategically, our two organizations are extremely complementary and compatible. ABB was originally attracted to Thomas & Betts because of our strong position and distribution network within the U.S. and Canada, which fits well with their strong platform in Europe and Asia.

●
Our product portfolios are extremely complementary as well, and are typically distributed through the same channels. Thomas & Betts‘ electrical components business and ABB‘s low voltage protection, control and measurement products create a stronger low voltage product portfolio — one of the most comprehensive in the industry. I am very confident that that stronger portfolio will be very appealing to our distributors and customers.

●
Combined, we will have unmatched firepower and scale to capitalize on future global opportunities as Thomas & Betts‘ products will be distributed by ABB through ABB‘s extensive global network, and Thomas & Betts‘ network of distributor locations and wholesalers could gain access to ABB‘s wide portfolio of products.

●	Importantly post-closing, Thomas & Betts, when combined with ABB‘s North American low voltage products business, will become a new global business unit led out of Memphis.

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●
Our management team will be responsible for managing the combined North America low voltage business for ABB overall, and will strive to ensure continuity of our successful relationships with distributors, wholesalers and OEM customers.

●	We‘ve spent a lot of time with the folks at ABB over the last few months, and I can assure you ABB recognizes the value in Thomas & Betts‘ high quality and experienced employees.

●	They are also committed to implementing the transaction in a way that respects Thomas & Betts‘ distinct heritage and maintains the company‘s commitment to the communities in which it operates.

●	If I could emphasize one point in all of this, it‘s that this transaction is about growth.

●	Any anticipated cost savings associated with this deal would come from sourcing and using ABB‘s scale to achieve savings for Thomas & Betts‘ purchasing – not through the elimination of jobs.

●	Last year in fact, ABB successfully integrated another U.S. based company, Baldor, which demonstrates how its approach brings benefits and opportunities to employees.

●	Those are the basic facts of the deal that was announced.

●
In order to prepare this group to communicate with all of Thomas & Betts‘ constituents, we will be providing you with an electronic package of information. These materials should assist you as you circulate details about this transaction down through the organization and out to our customers.

●
Dominic Pileggi will be addressing all employees at 9am CST. Information to dial-in to listen to Dominic‘s remarks will be included in the information package that you receive. You should not schedule your communication sessions until after Dominic‘s call.

●
It is essential that we help the Thomas & Betts employees understand that they will benefit from being part of a larger, stronger global organization that is focused on and strongly committed to growth and success in the low voltage products market.

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●	Let me be clear, many of the communications materials you receive are for your use, but not for external distribution. Please only use these materials as directed.

●	Please encourage our customer-facing employees to refrain from going beyond these talking points, and to pass on questions to other senior leaders as needed.

●	I also want to emphasize that while the boards of directors of both companies have approved the transaction, final approval and closing are subject to shareholder and other regulatory approvals.

●	Until the transaction closes, we must continue to do business as usual, and operate as independent companies.

●	This will be a long process and we have a lot of work to do, but we will continue to communicate with you and with employees so everyone is informed, as soon as possible, about the decisions we make.

●	Our overall messages to employees are basically this:

●	First, this combination is an outstanding strategic fit and will create significant opportunities for employees as part of a stronger global organization serving Europe, Asia and the Americas.

●
Second, is that ABB recognizes the value in Thomas & Betts‘ high quality and experienced workforce and post closing, Thomas & Betts, when combined with ABB‘s North American low voltage products business, will become a new global business unit led from Memphis, TN.

●	Third, this is an extremely attractive deal from all perspectives, which should be exciting for our employees.

●	And finally, this is the start of a long process and until closing, we are two separate companies and must operate as such.

●
We are setting up a special email address for questions about this deal. The address will be in your Monday information package. This will be the best way to make sure the questions are responded to in a consistent fashion.

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●
I hope you‘ll agree that this is a very exciting combination and excellent news for Thomas & Betts. One of the most important things we can all do right away is to maintain our focus on our business objectives, and I am counting on you to spread that message and to continue to deliver on our commitments to our customers and distributors.

●	Thank you for your continued hard work and support in making this exciting opportunity possible.

FORWARD-LOOKING STATEMENTS:

This document includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and are subject to risks and uncertainties in our operations, business, economic and political environment. Forward-looking statements may be identified by the use of words such as “achieve,” “should,” “could,” “may,” “anticipates,” “expects,” “might,” “believes,” “intends,” “predict,” “will” and other similar expressions. These statements are based on the current expectations and beliefs of Thomas & Betts, and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: 1) the possibility that the companies may be unable to obtain shareholder or regulatory approvals required for the merger; 2) the risk that a condition to closing of the proposed transaction may not be satisfied; 3) the Company‘s and ABB‘s ability to consummate the proposed merger, including the financing thereof; 4) the businesses may suffer as a result of uncertainties surrounding the merger; 5) the ability of the Company to retain and hire key personnel and maintain relationships with providers or other business partners; and 6) the industry may be subject to future regulatory or legislative actions and other risks that are described in SEC reports filed or furnished by Thomas & Betts and ABB.

In addition, any statements regarding Thomas & Betts‘ projected 2012 sales and earnings; the future demand for Thomas & Betts‘ products and services, including the present spending trends by our customers; and Thomas & Betts‘ future performance as delineated in our forward-looking guidance, and particularly our expectations with respect to sales and foreign exchange impact, constitute forward-looking statements. Such forward-looking statements are based on Thomas & Betts‘ current expectations and beliefs and involve a number of risks and uncertainties that are difficult to predict and that may cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: the availability and cost of raw materials; changes in customer demand; loss of key personnel; changes in customer credit; changes in laws or governmental policies; interest rate and foreign currency exchange rate fluctuations; changes in tax regulations and laws; changes in generally accepted accounting principles; and changes in business, political or economic conditions due to the threat of future terrorist activity or acts of war in the U.S. or other parts of the world. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Thomas & Betts‘ Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the SEC on February 16, 2011, as well as other filings the Company makes with the SEC.

Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Thomas & Betts. Thomas &

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Betts assumes no obligation and expressly disclaims any duty to update information contained in this filing except as required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT:

This document may be deemed to be solicitation material in respect of the proposed merger between Thomas & Betts Corporation and a subsidiary of ABB Ltd. In connection with the proposed merger, Thomas & Betts will file a preliminary proxy statement and a definitive proxy statement with the SEC. The information contained in the preliminary filing will not be complete and may be changed. Before making any voting or investment decisions, investors and security holders are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information about the proposed merger. The definitive proxy statement will be mailed to the shareholders of Thomas & Betts seeking their approval of the proposed merger. Thomas & Betts‘ shareholders will also be able to obtain a copy of the definitive proxy statement free of charge by directing a request to: Thomas & Betts Corporation, 8155 T&B Boulevard, Memphis, TN, 38125, Attention: General Counsel. In addition, the preliminary proxy statement and definitive proxy statement will be available free of charge at the SEC‘s website, www.sec.gov,or shareholders may access copies of the documentation filed with the SEC by Thomas & Betts on its website at www.tnb.com.

Thomas & Betts and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies of Thomas & Betts shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Thomas & Betts directors and executive officers by reading Thomas & Betts‘ proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on March 11, 2011. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed by Thomas & Betts with the SEC in connection with the proposed merger when they become available.

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Dominic Pileggi All Employee Meeting/Call Script

Good morning everyone.  Thank you for joining me on such short notice.

As you have no doubt heard, late last night, we announced that Thomas & Betts has agreed to be acquired by ABB, a thirty-two billion dollar, leading power and automation technology company based in Zurich, Switzerland.

This is a terrific opportunity to continue to grow Thomas & Betts and will, I believe, offer significant benefits and opportunities to you – our employees – as well as our customers, distributors and other stakeholders.

Thomas & Betts and ABB is a great match: Our product portfolios complement one another with very little overlap; our geographic footprints complement each other; and our corporate cultures complement each other.

ABB is a global leader and highly respected organization.  A key part of their growth strategy included enhancing their North American footprint.  They approached Thomas & Betts about doing a deal because we have want they need:

•	A leadership position in the large and growing U.S. and Canadian electrical markets,

•	Strong brands and high-quality products; and

•	An experienced and talented employee base that has proven it can execute – and execute well – throughout the economic cycle.

I am also delighted to tell you that Thomas & Betts, combined with ABB’s North American low voltage products business, will become a new Global Business Unit for ABB which will be led by T&B’s management team and we are all staying right here in Memphis.  Our structure, strategic initiatives and management team, including me, will remain in place.  This is excellent news for our company, employees and the city of Memphis.

Let me tell you a little bit more about ABB, why this merger makes sense and how it affects you.

ABB offers a broad range of products, systems, solutions and services designed to improve power grid reliability, increase industrial productivity and enhance energy efficiencies.  Their global sales were thirty-two billion in 2010 and they employ approximately 130,000 people worldwide.  Their North American business is about five billion dollars and headquartered in Raleigh, North Carolina.

Our product portfolios are extremely complementary and, together, our low voltage electrical components portfolio creates a powerhouse with unparalleled global scale, resources and relevancy to customers and distributors.  Our products are largely distributed through the same channels, which mean a significant benefit to our distributors as we add ABB’s products to our leading T&B’s One Order, One Shipment, One Invoice logistics model.

Likewise, T&B’s products will be distributed by ABB through ABB’s extensive global network, giving us an immediate and significant presence in key geographic regions that would be difficult to accomplish on our own.

In addition, our Steel Structures and HVAC businesses will broaden ABB’s offerings as it relates to their core power and automation focus.

As with any deal of this nature, I am sure you have lots of questions regarding ABB, benefits, etc.  All of these will be answered in time and I ask you to please be patient.  Until the transaction closes – which we expect will be in 90 to 120 days – we will continue to operate as independent companies.  In other words, it’s business as usual for the time being.  We will continue to communicate with you about relevant developments or decisions as they occur.

We’ve spent a lot of time getting to know ABB, its management team and operating philosophy over the past several months.  It truly is hard to imagine a more complementary opportunity that will preserve the intrinsic strengths of Thomas & Betts while significantly accelerating global growth.  ABB is well managed, shares our customer-centric culture and is fully committed to being a leader in the low voltage business in North America as well as around the world.

I can also assure you that ABB’s decision to purchase Thomas & Betts was not just based on our great products, our industry-leading technological capabilities or our unique, fast-cycle logistics model.  They also recognize the significant value that our high-quality, experienced and committed employees bring to the table.

They are also committed to ensuring that the transaction respects Thomas & Betts’s distinct heritage and maintains the company’s commitment to the communities in which it operates.

This transaction is all about growth – for T&B and ABB both.  While ABB expects to achieve cost savings over time, these are expected to come from sourcing and related initiatives -- not through the wide scale elimination of jobs.  They appreciate that T&B runs “lean and mean” and that there is little overlap in our product offerings.  In fact, we expect that the merger will create significant opportunities for T&B employees as part of a much larger and financially strong global organization.

ABB has a strong track record of successfully and seamlessly integrating acquisitions.  This was demonstrated by its acquisition of Baldor Products in 2010 which is located right across the river in Arkansas

I hope you agree that this is a very exciting opportunity and in the best interest of Thomas & Betts. One of the most important things we can all do during this time of transition is maintain our focus on continuing to deliver the level of quality and service our customers and distribution partners have come to expect from Thomas & Betts.

My sincere thanks you for your continued hard work and support and my apologies for getting you together on such short notice.

#   #   #

FORWARD-LOOKING STATEMENTS:
This document includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and are subject to risks and uncertainties in our operations, business, economic and political environment. Forward-looking statements may be identified by the use of words such as “achieve,” “should,” “could,” “may,” “anticipates,” “expects,” “might,” “believes,” “intends,” “predict,” “will” and other similar expressions. These statements are based on the current expectations and beliefs of Thomas & Betts, and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: 1) the possibility that the companies may be unable to obtain shareholder or regulatory approvals required for the merger; 2) the risk that a condition to closing of the proposed transaction may not be satisfied; 3) the Company‘s and ABB‘s ability to consummate the proposed merger, including the financing thereof; 4) the businesses may suffer as a result of uncertainties surrounding the merger; 5) the ability of the Company to retain and hire key personnel and maintain relationships with providers or other business partners; and 6) the industry may be subject to future regulatory or legislative actions and other risks that are described in SEC reports filed or furnished by Thomas & Betts and ABB.

In addition, any statements regarding Thomas & Betts‘ projected 2012 sales and earnings; the future demand for Thomas & Betts‘ products and services, including the present spending trends by our customers; and Thomas & Betts‘ future performance as delineated in our forward-looking guidance, and particularly our expectations with respect to sales and foreign exchange impact, constitute forward-looking statements. Such forward-looking statements are based on Thomas & Betts‘ current expectations and beliefs and involve a number of risks and uncertainties that are difficult to predict and that may cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: the availability and cost of raw materials; changes in customer demand; loss of key personnel; changes in customer credit; changes in laws or governmental policies; interest rate and foreign currency exchange rate fluctuations; changes in tax regulations and laws; changes in generally accepted accounting principles; and changes in business, political or economic conditions due to the threat of future terrorist activity or acts of war in the U.S. or other parts of the world. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Thomas & Betts‘ Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the SEC on February 16, 2011, as well as other filings the Company makes with the SEC.

Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Thomas & Betts. Thomas & Betts assumes no obligation and expressly disclaims any duty to update information contained in this filing except as required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT:
This document may be deemed to be solicitation material in respect of the proposed merger between Thomas & Betts Corporation and a subsidiary of ABB Ltd. In connection with the proposed merger, Thomas & Betts will file a preliminary proxy statement and a definitive proxy statement with the SEC. The information contained in the preliminary filing will not be complete and may be changed. Before making any voting or investment decisions, investors and security holders are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information about the proposed merger. The definitive proxy statement will be mailed to the shareholders of Thomas & Betts seeking their approval of the proposed merger. Thomas & Betts‘ shareholders will also be able to obtain a copy of the definitive proxy statement free of charge by directing a request to: Thomas & Betts Corporation, 8155 T&B Boulevard, Memphis, TN, 38125, Attention: General Counsel. In addition, the preliminary proxy statement and definitive proxy statement will be available free of charge at the SEC‘s website, www.sec.gov,or shareholders may access copies of the documentation filed with the SEC by Thomas & Betts on its website at www.tnb.com.

Thomas & Betts and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies of Thomas & Betts shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Thomas & Betts directors and executive officers by reading Thomas & Betts‘ proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on March 11, 2011. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed by Thomas & Betts with the SEC in connection with the proposed merger when they become available.

Employee Talking Points for Senior Management

●	As most of you have seen, late last night we announced that Thomas & Betts has agreed to be acquired by ABB.

●
We believe this is great news for our organization and this combination will bring significant benefits to employees, distributors and customers as Thomas & Betts becomes part of a stronger global enterprise serving vast and growing markets.

●
For those of you not familiar with ABB, it is a leading power and automation technology group with extensive presence in Europe and Asia. Their operations provide an ideal fit for our robust North American distribution network.

●	Not only do we complement each other geographically, our product portfolios also go well together, with virtually no overlap.

●
Our electrical components business and ABB‘s low voltage protection, control and measurement products constitute a stronger, more competitive low voltage product portfolio, and our electrical power transmission towers and small commercial heating, ventilation and air conditioning products are both new to ABB, but relate to its core power and automation focus.

●
It is important to note that this is just the beginning of a long process. While both companies have agreed to a transaction, the final approval and closing are subject to shareholder and other regulatory approvals.

●	Until the transaction closes — it‘s business as usual at Thomas & Betts — and we must continue to operate as independent companies.

●	Following the close of the transaction, Thomas & Betts will be combined with ABB‘s North American low voltage products business to become a new global business unit led from Memphis, Tennessee.

●
ABB recognizes the value of our well-established brands and our high quality, experienced employees, and as such, the business unit will be managed to ensure continuity of our successful relationships with distributors, wholesalers and OEM customers.

●	ABB is also committed to implementing the transaction in a way that respects Thomas & Betts‘ distinct heritage and maintains the company‘s commitment to the communities in which it operates.

●
It is important to note that this is just the beginning of a long process. While both companies have agreed to a transaction, the final approval and closing are subject to shareholder and other regulatory approvals.

●	It is your hard work and dedication that have made Thomas & Betts such a success, and I want to thank you for your continued commitment to Thomas & Betts.

●	We expect the transaction to close by mid-2012 and we will keep you apprised of any new developments, as appropriate.

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FORWARD-LOOKING STATEMENTS:

This document includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and are subject to risks and uncertainties in our operations, business, economic and political environment. Forward-looking statements may be identified by the use of words such as “achieve,” “should,” “could,” “may,” “anticipates,” “expects,” “might,” “believes,” “intends,” “predict,” “will” and other similar expressions. These statements are based on the current expectations and beliefs of Thomas & Betts, and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: 1) the possibility that the companies may be unable to obtain shareholder or regulatory approvals required for the merger; 2) the risk that a condition to closing of the proposed transaction may not be satisfied; 3) the Company‘s and ABB‘s ability to consummate the proposed merger, including the financing thereof; 4) the businesses may suffer as a result of uncertainties surrounding the merger; 5) the ability of the Company to retain and hire key personnel and maintain relationships with providers or other business partners; and 6) the industry may be subject to future regulatory or legislative actions and other risks that are described in SEC reports filed or furnished by Thomas & Betts and ABB. In addition, any statements regarding Thomas & Betts‘ projected 2012 sales and earnings; the future demand for Thomas & Betts‘ products and services, including the present spending trends by our customers; and Thomas & Betts‘ future performance as delineated in our forward-looking guidance, and particularly our expectations with respect to sales and foreign exchange impact, constitute forward-looking statements. Such forward-looking statements are based on Thomas & Betts‘ current expectations and beliefs and involve a number of risks and uncertainties that are difficult to predict and that may cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: the availability and cost of raw materials; changes in customer demand; loss of key personnel; changes in customer credit; changes in laws or governmental policies; interest rate and foreign currency exchange rate fluctuations; changes in tax regulations and laws; changes in generally accepted accounting principles; and changes in business, political or economic conditions due to the threat of future terrorist activity or acts of war in the U.S. or other parts of the world. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Thomas & Betts‘ Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the SEC on February 16, 2011, as well as other filings the Company makes with the SEC.

Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Thomas & Betts. Thomas & Betts assumes no obligation and expressly disclaims any duty to update information contained in this filing except as required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT:

This document may be deemed to be solicitation material in respect of the proposed merger between Thomas & Betts Corporation and a subsidiary of ABB Ltd. In connection with the proposed merger, Thomas & Betts will file a preliminary proxy statement and a definitive proxy statement with the SEC. The information contained in the preliminary filing will not be complete and may be changed. Before making any voting or investment decisions, investors and security

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holders are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information about the proposed merger. The definitive proxy statement will be mailed to the shareholders of Thomas & Betts seeking their approval of the proposed merger. Thomas & Betts‘ shareholders will also be able to obtain a copy of the definitive proxy statement free of charge by directing a request to: Thomas & Betts Corporation, 8155 T&B Boulevard, Memphis, TN, 38125, Attention: General Counsel. In addition, the preliminary proxy statement and definitive proxy statement will be available free of charge at the SEC‘s website, www.sec.gov, or shareholders may access copies of the documentation filed with the SEC by Thomas & Betts on its website at www.tnb.com.

Thomas & Betts and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies of Thomas & Betts shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Thomas & Betts directors and executive officers by reading Thomas & Betts‘ proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on March 11, 2011. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed by Thomas & Betts with the SEC in connection with the proposed merger when they become available.

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Employee FAQ

Question: Who is ABB?

Answer: ABB is a leading power and automation technologies group. ABB‘s power businesses focus on power transmission, distribution and power-plant automation, serving electric, gas and water utilities, as well as industrial and commercial customers. The ABB Group of companies operates in around 100 countries and employs about 130,000 people.

Question: What does this announcement mean for Thomas & Betts employees?

Answer: This transaction will create significant opportunities for Thomas & Betts employees, as we will now be part of a stronger global organization with a shared passion for innovation and technology and a commitment to growth.

Question: What will happen to Thomas & Betts Management?

Answer: Following the close of the transaction, Thomas & Betts will be combined with ABB‘s North American low voltage products business to become a new global business unit led from Memphis, TN.

Question: Will there be any layoffs?

Answer: This transaction is about growth and we do not expect there will be any significant changes in staffing levels as a result of the transaction.

Question: Will there be any changes to employee benefits, incentive plans or 401k?

Answer: We do not anticipate any significant changes to our employee benefits, certainly not before the closing.

Question: How will we be integrated into ABB’s portfolio?

Answer: Following the close of the transaction an integration team will be set up to ensure a smooth transition, but we do not expect there will be any significant changes. The new business unit will be led from Memphis, TN, and Thomas & Betts will continue to operate under our established brand names.

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Question: What will happen to Dominic Pileggi as a result of this announcement?

Answer: Dominic will continue to lead the new global business unit during the integration to ensure a smooth transition.

Question: What will happen to Thomas & Betts’ current brands?

Answer: We have very strong brand recognition in the North American market and we will continue to sell our products under these brand names.

Question: What should I be telling customers?

Answers: We should let customers know that meeting their needs remains our number one priority. This transaction – when it closes – will help develop us into a one-stop shop for a comprehensive range of low-voltage products. This combination will offer our customers in the US and around the world access to a broader product portfolio.

Question: Will Thomas & Betts products and ABB products be cross-sold?

Answer: Absolutely, we see a strong opportunity for the combined product lines to strengthen our portfolio to our distribution and sales channels. Teaming up with ABB also gives us immediate access to its extensive global network.

Question: What about Thomas & Betts’ steel structure and HVAC operations, what will happen to those businesses?

Answer: Our businesses producing towers for electrical power transmission and heating, ventilation and air conditioning units, are both new to ABB but related to its core power and automation focus.

Question: When can we start selling together?

Answer: The details of the sales structure and timing will be worked out following the close of the transaction – and it is important that until then we continue to operate completely independently.

Question: What happens next?

Answer: First we need to get the approval of our shareholders as well as regulators. Until then, nothing will change. Following the close of the transaction, the integration is expected to be relatively straightforward.

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Question: Where do I go if I have additional questions?

Answer: For additional questions, please consult your manager.

FORWARD-LOOKING STATEMENTS:

This document includes “forward-looking statements” within the meaning of the Private Securities

Litigation Reform Act of 1995. Forward-looking statements are not historical facts and are subject to risks and uncertainties in our operations, business, economic and political environment. Forward-looking statements may be identified by the use of words such as “achieve,” “should,” “could,” “may,” “anticipates,” “expects,” “might,” “believes,” “intends,” “predict,” “will” and other similar expressions. These statements are based on the current expectations and beliefs of Thomas & Betts, and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: 1) the possibility that the companies may be unable to obtain shareholder or regulatory approvals required for the merger; 2) the risk that a condition to closing of the proposed transaction may not be satisfied; 3) the Company‘s and ABB‘s ability to consummate the proposed merger, including the financing thereof; 4) the businesses may suffer as a result of uncertainties surrounding the merger; 5) the ability of the Company to retain and hire key personnel and maintain relationships with providers or other business partners; and 6) the industry may be subject to future regulatory or legislative actions and other risks that are described in SEC reports filed or furnished by Thomas & Betts and ABB. In addition, any statements regarding Thomas & Betts‘ projected 2012 sales and earnings; the future demand for Thomas & Betts‘ products and services, including the present spending trends by our customers; and Thomas & Betts‘ future performance as delineated in our forward-looking guidance, and particularly our expectations with respect to sales and foreign exchange impact, constitute forward-looking statements. Such forward-looking statements are based on Thomas & Betts‘ current expectations and beliefs and involve a number of risks and uncertainties that are difficult to predict and that may cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: the availability and cost of raw materials; changes in customer demand; loss of key personnel; changes in customer credit; changes in laws or governmental policies; interest rate and foreign currency exchange rate fluctuations; changes in tax regulations and laws; changes in generally accepted accounting principles; and changes in business, political or economic conditions due to the threat of future terrorist activity or acts of war in the U.S. or other parts of the world. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Thomas & Betts‘ Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the SEC on February 16, 2011, as well as other filings the Company makes with the SEC.

Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Thomas & Betts. Thomas & Betts assumes no obligation and expressly disclaims any duty to update information contained in this filing except as required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT:

This document may be deemed to be solicitation material in respect of the proposed merger between Thomas & Betts Corporation and a subsidiary of ABB Ltd. In connection with the proposed merger, Thomas & Betts will file a preliminary proxy statement and a definitive proxy

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statement with the SEC. The information contained in the preliminary filing will not be complete and may be changed. Before making any voting or investment decisions, investors and security holders are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information about the proposed merger. The definitive proxy statement will be mailed to the shareholders of Thomas & Betts seeking their approval of the proposed merger. Thomas & Betts‘ shareholders will also be able to obtain a copy of the definitive proxy statement free of charge by directing a request to: Thomas & Betts Corporation, 8155 T&B Boulevard, Memphis, TN, 38125, Attention: General Counsel. In addition, the preliminary proxy statement and definitive proxy statement will be available free of charge at the SEC‘s website, www.sec.gov, or shareholders may access copies of the documentation filed with the SEC by Thomas & Betts on its website at www.tnb.com.

Thomas & Betts and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies of Thomas & Betts shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Thomas & Betts directors and executive officers by reading Thomas & Betts‘ proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on March 11, 2011. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed by Thomas & Betts with the SEC in connection with the proposed merger when they become available.

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Sales Force and Independent Rep
Agencies FAQ

SALES FORCE AND INDEPENDENT REP AGENCIES

1.	What should I tell my customers?
First, always refer to the ABB/Thomas & Betts Do‘s and Don‘ts List.

Meeting the needs of customers remains Thomas & Betts‘ number one priority; Thomas & Betts is committed to business as usual through closing and to ensuring that its customers continue to receive the same industry-leading products and high levels of service they have come to expect.

The combination of our two companies will offer customers in the US and around the world one-stop access to the best low-voltage products in the world and one of the most comprehensive offerings in the industry. We also understand that ABB recognizes the value of the Thomas & Betts brands and plans to further broaden the portfolio by offering more of its products to US customers.

2.	Should I meet with the local ABB sales person?
Absolutely not. We will continue to operate as independent companies and day-to-day operations should continue to be "business as usual" until the transaction closes. After the transaction closes, ABB and Thomas & Betts teams will be engaged in the integration plans. Until then, legally, ABB employees and Thomas & Betts employees should not contact each other directly.

3.	Do I have still have a job? Will you consolidate sales people? Will you consolidate sales reps?
Thomas & Betts and ABB have very complementary offerings both from a product and geography side and the main rationale for the transaction is GROWTH. That said, as we combine the two operations we expect there may be some employment adjustments; however, it is far too early to talk specifically about how the integration process might impact individual employees or specific facilities.

4.	What happens next?
Until the transaction closes, we will continue to operate as independent companies and day-to-day operations should continue to be "business as usual" until the transaction closes. Following a regulatory review and shareholder approvals, we expect the acquisition to close in mid-2012. After the transaction closes, ABB and Thomas & Betts teams will be engaged in the integration plans.

5.	Will you start selling direct?
The business will be managed to ensure continuity of Thomas & Betts‘ successful relationships with distributors, wholesalers and OEM customers. There is no plan to change our business model or move away from our Brand of Choice and Supplier of Choice vision. Our relationships with the channel will remain a key factor in our joint growth.

6.	Are you going to a direct-only sales force?
Until the transaction closes, it‘s business as usual.

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7.	What if there are rep overlaps with ABB LP and/or Power?
ABB and Thomas & Betts reps must continue to operate independently, and day-to-day operations should continue to be "business as usual" until the deal closes. That said, as we combine the two operations we expect there may be some overlap; however, it is far too early to talk specifically about how the integration process might impact individual rep organizations.

8.	Will my compensation and sales incentive change? Will the rep commission rates change?
We do not anticipate any immediate changes to any of our incentive compensation programs for sales force, or commission rates for our independent representatives. In addition our customers will not see any changes tied to their incentive program such as Signature Service or specific volume agreements such as A-D, I Mark or any other buying groups.

9.	Will we ask customers to buy both T&B and ABB products and ship from Byhalia?
At this point it is premature to discuss this type of detail. After the transaction is completed we will be exploring potential customer and service synergies that leverage our fast-cycle logistics model.

10.	Does the price increase have anything to do with the deal announcement?
Absolutely not. The timing was just coincidental.

11.	Will we be reorganizing? If yes, by customer type or geography?
ABB recognizes the value in Thomas & Betts‘ high quality and experienced management team and employees and, as such, post-closing, Thomas & Betts will be combined with ABB‘s North American low voltage products business to become a new global business unit led from Memphis, TN.

DISTRIBUTORS

1.	Will I get access to ABB products?
We will continue to operate as independent companies and day-to-day operations should continue to be "business as usual" until to the closing of the transaction. Until the transaction closes, it is premature to discuss these types of specifics.

2.	How will you determine distribution "partners" in a given geography if there is overlap?
Until the transaction closes, we will continue to operate as independent companies and day-to-day operations should continue to be "business as usual." It is premature to discuss these types of specifics.

3.	Will your sales guy represent ABB products or will I have two sales representatives. Or, vice versa?
Until the transaction closes, ABB and Thomas & Betts must continue to act as competitors, making independent decisions about their individual commercial activities until the deal closes. This includes assignment of sales resources.

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4.	If authorized, will I be able to order ABB products through T&B Access and get them with my T&B shipment?
At this point it is premature to discuss this type of detail. After the transaction is completed we will be exploring potential customer and service synergies that leverage our fast-cycle logistics model.

5.	Is Signature Service going to change?
Until the transaction closes, it is business as usual. After the transaction is complete we will honor all contractual agreements with our customers including Signature Service.

END USERS

1.	Can I buy ABB products from my T&B rep/sales person/distributor? Can I add ABB products to my T&B blanket order? Are your T's and C's going to change?
Until the transaction closes, Thomas & Betts and ABB will continue to operate as independent companies and day-to-day operations should continue to be "business as usual." Following the close of the transaction, any changes to your ABB or T&B rep/sales person/distributor, and product access will be clearly communicated.

2.	Will I lose a sales person if I am already buying from both companies?
It‘s too early in the process to be able to discuss sales assignments. Until the transaction closes, Thomas & Betts and ABB will continue to operate as independent companies and day-to-day operations should continue to be "business as usual." After the transaction closes we will be determining the best way to enhance our service to our customers.

3.	Am I going to have to switch distributors to get T&B product?
Until the transaction closes, Thomas & Betts and ABB will continue to operate as independent companies and day-to-day operations should continue to be "business as usual." Following the close of the transaction, any changes to your ABB or T&B distributors will be clearly communicated.

FORWARD-LOOKING STATEMENTS:

This document includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts and are subject to risks and uncertainties in our operations, business, economic and political environment. Forward-looking statements may be identified by the use of words such as “achieve,” “should,” “could,” “may,” “anticipates,” “expects,” “might,” “believes,” “intends,” “predict,” “will” and other similar expressions. These statements are based on the current expectations and beliefs of Thomas & Betts, and involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: 1) the possibility that the companies may be unable to obtain shareholder or regulatory approvals required for the merger; 2) the risk that a condition to closing of the proposed transaction may not be satisfied; 3) the Company‘s and ABB‘s ability to consummate the proposed merger, including the financing thereof; 4) the businesses may suffer as a result of uncertainties surrounding the merger; 5) the ability of the Company to retain and hire key personnel and maintain relationships with providers or other business partners; and 6) the industry may be subject to future regulatory or legislative actions and other risks that are described in SEC reports filed or furnished by Thomas & Betts and ABB.

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In addition, any statements regarding Thomas & Betts‘ projected 2012 sales and earnings; the future demand for Thomas & Betts‘ products and services, including the present spending trends by our customers; and Thomas & Betts‘ future performance as delineated in our forward-looking guidance, and particularly our expectations with respect to sales and foreign exchange impact, constitute forward-looking statements. Such forward-looking statements are based on Thomas & Betts‘ current expectations and beliefs and involve a number of risks and uncertainties that are difficult to predict and that may cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: the availability and cost of raw materials; changes in customer demand; loss of key personnel; changes in customer credit; changes in laws or governmental policies; interest rate and foreign currency exchange rate fluctuations; changes in tax regulations and laws; changes in generally accepted accounting principles; and changes in business, political or economic conditions due to the threat of future terrorist activity or acts of war in the U.S. or other parts of the world. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Thomas & Betts‘ Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the SEC on February 16, 2011, as well as other filings the Company makes with the SEC.

Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Thomas & Betts. Thomas & Betts assumes no obligation and expressly disclaims any duty to update information contained in this filing except as required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT:

This document may be deemed to be solicitation material in respect of the proposed merger between Thomas & Betts Corporation and a subsidiary of ABB Ltd. In connection with the proposed merger, Thomas & Betts will file a preliminary proxy statement and a definitive proxy statement with the SEC. The information contained in the preliminary filing will not be complete and may be changed. Before making any voting or investment decisions, investors and security holders are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information about the proposed merger. The definitive proxy statement will be mailed to the shareholders of Thomas & Betts seeking their approval of the proposed merger. Thomas & Betts‘ shareholders will also be able to obtain a copy of the definitive proxy statement free of charge by directing a request to: Thomas & Betts Corporation, 8155 T&B Boulevard, Memphis, TN, 38125, Attention: General Counsel. In addition, the preliminary proxy statement and definitive proxy statement will be available free of charge at the SEC‘s website, www.sec.gov, or shareholders may access copies of the documentation filed with the SEC by Thomas & Betts on its website at www.tnb.com.

Thomas & Betts and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies of Thomas & Betts shareholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Thomas & Betts directors and executive officers by reading Thomas & Betts‘ proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on March 11, 2011. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed by Thomas & Betts with the SEC in connection with the proposed merger when they become available.

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